Exhibit 10.1

Confidential

SUBSCRIPTION AGREEMENT

Highland Transcend Partners I Corp.
777 Arthur Godfrey Road, #202
Miami Beach, FL 33140

Ladies and Gentlemen:

This Subscription Agreement (this “Subscription Agreement”) is being entered into as of the date set forth on the signature page hereto, by and between Highland Transcend Partners I Corp., a Cayman Islands exempted company (including any successor thereto pursuant to the terms of the Transaction Agreement (as defined below), “Highland Transcend”), and the undersigned investor (the “Investor”), in connection with the proposed business combination (as further described in the Transaction Agreement, the “Transaction”) between Highland Transcend and Packable Holdings, LLC, a limited liability company incorporated under the laws of Delaware (the “Company”), pursuant to the Business Combination Agreement (as may be amended, supplemented or otherwise modified from time to time, the “Transaction Agreement”) to be entered into by and among Highland Transcend, the Company, CP VII Pacer Corp., a Delaware corporation and CP VII Pacer EU L.P., a Delaware limited partnership, pursuant to which, among other things Highland Transcend will acquire common units of the Company. Prior to the closing of the Transaction (and as more fully described in the Transaction Agreement), Highland Transcend will domesticate as a Delaware corporation in accordance with Section 388 of the General Corporation Law of the State of Delaware and Part XII of the Cayman Islands Companies Law (2020 Revision) (the “Domestication”).

Highland Transcend is seeking commitments from interested investors to purchase after the Domestication shares of the common stock of Highland Transcend, par value of $0.0001 per share (the “Shares”), for a purchase price of $10.00 per share (the “Per Share Price”). The aggregate purchase price to be paid by the Investor for the subscribed Shares (as set forth on the signature page hereto) is referred to herein as the “Subscription Amount.” On or about the date of this Subscription Agreement Highland Transcend is entering into subscription agreements (the “Other Subscription Agreements”) with certain other investors (the “Other Investors” and together the Investor, the “Investors”), pursuant to which such Investors have agreed to purchase on the closing date of the Transaction, inclusive of the Shares subscribed for herein, an aggregate amount of not less than 7,000,000 Shares, at a price of $10.00 per Share.

For ease of administration, this single Subscription Agreement is being executed so as to enable each Investor identified on the signature page to enter into a Subscription Agreement, severally, but not jointly. The parties agree that the Subscription Agreement shall be treated as if it were a separate agreement with respect to each Investor listed on the signature page, as if each Investor entity had executed a separate Subscription Agreement naming only itself as Investor.

In connection therewith, and in consideration of the foregoing and the mutual representations, warranties and covenants, and subject to the conditions, set forth herein, and intending to be legally bound hereby, the Investor and Highland Transcend agree as follows:

1.           Subscription. The Investor hereby subscribes for and agrees to purchase from Highland Transcend, and Highland Transcend agrees to issue and sell to the Investor, the number of Shares as is set forth on the signature page of this Subscription Agreement on the terms and conditions provided for herein. The Investor acknowledges and agrees that, as a result of the Domestication, the Shares that will be purchased by the Investor and issued by Highland Transcend pursuant hereto shall be shares of common stock in a Delaware corporation (and not, for the avoidance of doubt, ordinary shares in a Cayman Islands exempted company). Notwithstanding the foregoing or anything to the contrary in Section 10 below, in the event that the Transaction Agreement is terminated in accordance with its terms, this Subscription Agreement shall be void and of no further effect and any monies paid by the Investor to Highland Transcend in connection herewith shall immediately be returned to the Investor.

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2.           Closing. The closing of the purchase and sale of the Shares contemplated hereby (the “Closing”) is contingent upon the substantially concurrent consummation of the Transaction. The Closing shall occur on the date of, and immediately following the consummation of, and conditioned upon the effectiveness of, the Transaction. Upon delivery of written notice from (or on behalf of) Highland Transcend to the Investor (the “Closing Notice”), that Highland Transcend reasonably expects the closing of the Transaction to occur on a specified date that is not less than five (5) business days after the date on which the Closing Notice is delivered to the Investor (the “Closing Date”), the Investor shall deliver to Highland Transcend the Subscription Amount (i) not less than two (2) business days prior to the Closing Date, by wire transfer of United States dollars in immediately available funds to the account(s) specified by Highland Transcend in the Closing Notice, to be held in escrow until the Closing, or (ii) to the account(s) specified by Highland Transcend in the Closing Notice and as otherwise mutually agreed by the Investor and Highland Transcend (“Alternative Settlement Procedures”). For the avoidance of doubt, mutually agreeable Alternative Settlement Procedures shall include, without limitation, the Investor delivering to Highland Transcend on the Closing Date the Subscription Amount for the Shares by wire transfer of U.S. dollars in immediately available funds to the account(s) specified by Highland Transcend in the Closing Notice against delivery to the Investor of the Shares set forth on the signature page of the Investor to this Subscription Agreement. On the Closing Date, Highland Transcend shall issue to the Investor (or the funds and accounts designated by the Investor if so designated by the Investor, or its nominee in accordance with its delivery instructions) or to a custodian designated by the Investor, as applicable, the subscribed Shares set forth on the signature page of the Investor to this Subscription Agreement, free and clear of any liens or other restrictions whatsoever (other than those arising under state or federal securities laws), which Shares, unless otherwise determined by the Investor, shall be uncertificated, with record ownership reflected only in the register of shareholders of Highland Transcend and shall, prior to the delivering the funds on the Closing Date as provided in clause (i), provide evidence of such issuance from Highland Transcend’s transfer agent (the “Transfer Agent”) showing the Investor as the owner of the Shares on and as of the Closing Date. For purposes of this Subscription Agreement, “business day” shall mean any day other than (i) any Saturday or Sunday or (ii) any other day on which banks located in New York, New York are required or authorized by applicable law to be closed for business.

3.           Closing Conditions.

a.           The obligation of the parties hereto to consummate the purchase and sale of the Shares pursuant to this Subscription Agreement is subject to the satisfaction or waiver in writing by each party of the following conditions:

(i)           no applicable governmental authority shall have enacted, issued, promulgated or entered any judgment, order, law, rule or regulation (whether temporary, preliminary or permanent) which is then in effect and has the effect of making consummation of the transactions contemplated hereby illegal or otherwise restraining or prohibiting consummation of the transactions contemplated hereby, and no such governmental authority shall have instituted or threatened in writing a proceeding seeking to impose any such restraint or prohibition; and

(ii)          all conditions precedent to the closing of the Transaction of the Transaction Agreement (other than those conditions which, by their nature, are to be satisfied at the closing of the Transaction) shall have been satisfied (as determined by the parties to the Transaction Agreement) or waived, and the Transaction shall have been consummated.

b.           The obligation of Highland Transcend to consummate the purchase and sale of the Shares at the Closing pursuant to this Subscription Agreement shall be subject to the satisfaction or waiver by Highland Transcend of the additional conditions that:

(i)           all representations and warranties of the Investor contained in this Subscription Agreement shall be true and correct at and as of the Closing Date in all material respects (other than representations and warranties that are qualified as to materiality, which representations and warranties shall be true and correct in all respects) at and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality, which representations and warranties shall be true and correct in all respects) as of such earlier date), and consummation of the Closing shall constitute a reaffirmation by the Investor of each of the representations, warranties, covenants and agreements of the Investor contained in this Subscription Agreement as of the Closing Date, or as of such earlier date, as applicable; and

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(ii)          the Investor shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Subscription Agreement to be performed, satisfied or complied with by it at or prior to the Closing.

c.          The obligation of the Investor to consummate the purchase and sale of the Shares at the Closing pursuant to this Subscription Agreement shall be subject to the satisfaction or waiver in writing by the Investor of the additional conditions (and the consummation of the Closing shall constitute a certification by Highland Transcend to the Investor that, to extent not waived in writing by the Investor, the conditions to Closing set forth in Sections 3(a) and 3(c) have been satisfied) that:

(i)           all representations and warranties of Highland Transcend contained in this Subscription Agreement shall be true and correct as of the date made (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date) and shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality or Material Adverse Effect (as defined below), which representations and warranties shall be true and correct in all respects) at and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality or Material Adverse Effect (as defined below), which representations and warranties shall be true and correct in all respects) as of such earlier date), and consummation of the Closing shall constitute a reaffirmation by Highland Transcend of each of the representations, warranties, covenants and agreements of Highland Transcend contained in this Subscription Agreement as of the Closing Date or as of such earlier date, as applicable;

(ii)          Highland Transcend shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Subscription Agreement to be performed, satisfied or complied with by it at or prior to the Closing;

(iii)         no suspension of the qualification of the Shares for offering or sale or trading by the Securities and Exchange Commission (the “SEC”) or under the NYSE marketplace rules, or initiation or threatening in writing of any proceedings for any of such purposes, shall have occurred, and the Shares shall have been approved for listing on the NYSE, subject to official notice of issuance.

(iv)         no Material Adverse Effect (as defined in the Transaction Agreement) shall have occurred between the date hereof and the Closing Date;

(v)         the Transaction Agreement (as the same exists on the date of this Subscription Agreement) shall not have been amended to, and there shall have been no waiver or modification to the Transaction Agreement (as the same exists on the date of this Subscription Agreement) that would, materially adversely affect the economic benefits that the Investor would reasonably expect to receive under this Subscription Agreement without having received the Investor’s prior written consent; and

(vi)         no Other Subscription Agreement shall have been amended, modified or waived in any manner that materially benefits any Other Investor unless the Investor shall have been offered substantially similar benefits in writing.

4.          Further Assurances. At or prior to the Closing, Highland Transcend and the Investor shall execute and deliver such additional documents and take such additional actions as the parties reasonably may deem to be practical and necessary in order to consummate the subscription as contemplated by this Subscription Agreement.

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5.           Highland Transcend Representations and Warranties. Highland Transcend represents and warrants to the Investor that:

a.           Highland Transcend has been duly organized as an exempted company with limited liability and is in good standing with the Registrar of Companies under the laws of the Cayman Islands and, at the time of the Closing, shall be duly organized as a Delaware corporation and be in good standing under the laws of the state of Delaware, in each case with organizational power and authority to own, lease and operate its properties and conduct its business as presently conducted and to enter into, deliver and perform its obligations under this Subscription Agreement.

b.          This Subscription Agreement has been duly authorized, executed and delivered by Highland Transcend and, assuming that this Subscription Agreement constitutes the valid and binding agreement of the other parties hereto, this Subscription Agreement constitutes a legal, valid and binding obligation of Highland Transcend, enforceable against Highland Transcend in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, or (ii) principles of equity, whether considered at law or equity.

c.           The execution, delivery and performance of this Subscription Agreement, including the issuance and sale of the Shares and the compliance by Highland Transcend with all of the provisions of this Subscription Agreement, and the consummation of the transactions contemplated herein will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of Highland Transcend or any of its subsidiaries pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which Highland Transcend or any of its subsidiaries is a party or by which Highland Transcend or any of its subsidiaries is bound or to which any of the property or assets of Highland Transcend is subject that would reasonably be expected to have a material adverse effect on the business, properties, financial condition, stockholders’ equity or results of operations of Highland Transcend and its subsidiaries, taken as a whole, or the validity of the Shares or the ability or legal authority of Highland Transcend to enter into and perform its obligations under this Subscription Agreement (a “Material Adverse Effect”); (ii) result in any violation of the provisions of the organizational documents of Highland Transcend; or (iii) result in any violation of any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over Highland Transcend, any of its subsidiaries or any of their respective its properties that would reasonably be expected to have a Material Adverse Effect.

d.           Highland Transcend is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, self-regulatory organization (including the New York Stock Exchange) or other person in connection with the execution, delivery and performance of this Subscription Agreement, other than (i) filings required by applicable state securities laws, (ii) the filing of the Registration Statement (as defined below) pursuant to Section 8 below, (iii) those required by the New York Stock Exchange, including with respect to obtaining shareholder approval, (iv) those required to consummate the Transaction as provided under the Transaction Agreement, and (v) those the failure of which to obtain would not be reasonably expected to have a Material Adverse Effect.

e.          Highland Transcend is not in default or violation (and no event has occurred which, with notice or the lapse of time or both, would constitute a default or violation) of any term, condition or provision of its organizational documents of Highland Transcend. Neither Highland Transcend nor any of its subsidiaries is in default or violation (and no event has occurred which, with notice or the lapse of time or both, would constitute a default or violation) of any term, condition or provision of (i) any loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, permit, franchise or license to which Highland Transcend or any of its subsidiaries is now a party or by which their respective properties or assets are bound or (ii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over Highland Transcend or any of its subsidiaries or their respective properties, except, in each such case, for defaults or violations that have not had and would not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.

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f.            Highland Transcend is in compliance with all applicable laws, except where such non-compliance would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Except as disclosed in the current report on Form 8-K filed on May 28, 2021, Highland Transcend has not received any written communication from a governmental entity that alleges that Highland Transcend is not in compliance with or is in default or violation of any applicable law, except where such non-compliance, default or violation would not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.

g.          A copy of each form, report, statement, schedule, prospectus, proxy, registration statement and other document, if any, filed by Highland Transcend with the SEC since its initial registration of its securities under the Exchange Act (the “SEC Documents”) is available to Investor via the SEC’s EDGAR system.  As of their respective filing dates, all SEC Documents complied in all material respects with the applicable requirements of the Securities Act of 1933, as amended, (the “Securities Act”) and the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules and regulations of the SEC promulgated thereunder, and none of the SEC Documents when filed or, if amended prior to the date of this Subscription Agreement, as of the date of such amendment with respect to those disclosures that are amended, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, that with respect to the information about the Company and its subsidiaries and affiliates contained in the Schedule 14A and related proxy materials (or other SEC document) to be filed by Highland Transcend, the representation and warranty in this sentence is made to the best of Highland Transcend’s knowledge after due inquiry.  Except as disclosed in the current report on Form 8-K filed on May 28, 2021, Highland Transcend has timely filed each report, statement, schedule, prospectus, and registration statement that Highland Transcend was required to file with the SEC since its initial registration of its securities under the Exchange Act.  Except as has been disclosed in the SEC Documents, the financial statements of Highland Transcend included in the SEC Documents, when filed, complied in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing and fairly presented in all material respects the financial position of Highland Transcend as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments. There are no material outstanding or unresolved comments in comment letters from the staff of the Division of Corporation Finance of the SEC with respect to any of the SEC Documents.

h.          Except for such matters as have not had and would not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect, there is no (i) action, suit, claim or other proceeding, in each case by or before any governmental authority pending, or, to the knowledge of Highland Transcend, threatened against Highland Transcend or the Company or (ii) judgment, decree, injunction, ruling or order of any governmental entity or arbitrator outstanding against Highland Transcend or the Company.

i.            Other than the Placement Agents (as defined below), Highland Transcend has not dealt with any broker, finder, commission agent, placement agent or arranger in connection with the sale of the Shares, and Highland Transcend is not under any obligation to pay any broker’s fee or commission in connection with the sale of the Shares other than to the Placement Agents.  Neither Highland Transcend nor any of its affiliates nor any other person acting on its behalf (other than its officers acting in such capacity) has solicited offers for, or offered or sold, the Shares other than through the Placement Agents.  No broker, finder or other financial consultant has acted on behalf of Placement Agents in connection with this Subscription Agreement or the transactions contemplated hereby in such a way as to create any liability on Investor.

j.            As of the Closing Date, the Shares will be duly authorized and, when issued and delivered to the Investor against full payment therefor in accordance with the terms of this Subscription Agreement, the Shares will be validly issued, fully paid and non-assessable and will not have been issued in violation of or subject to any preemptive or similar rights created under Highland Transcend’s certificate of incorporation or bylaws (as in effect as of the Closing) or under the General Corporation Law of the State of Delaware.

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k.          As of the date of this Subscription Agreement, the authorized capital stock of Highland Transcend consists of 1,000,000 preference shares (the “Preferred Shares”), 200,000,000 Class A ordinary shares the (“Class A Shares”), and 20,000,000 Class B ordinary shares (the “Class B Shares”), each par value $0.0001 per share. As of the date of this Subscription Agreement, (i) no Preferred Shares are issued and outstanding, (ii) 30,000,000 Class A Shares are issued and outstanding, (iii) 7,500,000 Class B Shares are issued and outstanding, and (iv) warrants to purchase an aggregate of 15,333,333 Class A Shares are issued and outstanding (the “Warrants”). All issued and outstanding Class A Shares, Class B Shares and Warrants have been duly authorized and validly issued, are fully paid and are non-assessable. Except as set forth above and pursuant to the Other Subscription Agreements, the Transaction Agreement and the other agreements and arrangements referred to therein, as of the date hereof, there are no outstanding options, warrants or other rights to subscribe for, purchase or acquire from Highland Transcend any Class A Shares, Class B Shares or other equity interests in Highland Transcend or securities convertible into or exchangeable or exercisable for such equity interests. As of the date hereof, Highland Transcend has no subsidiaries, other than the subsidiaries formed to consummate the Transaction, and does not own, directly or indirectly, interests or investments (whether equity or debt) in any person, whether incorporated or unincorporated. There are no stockholder agreements, voting trusts or other agreements or understandings to which Highland Transcend is a party or by which it is bound relating to the voting of any securities of Highland Transcend, other than as contemplated by the Transaction Agreement and the other agreements and arrangements referred to therein. There are no securities or instruments issued by or to which Highland Transcend is a party containing anti-dilution provisions that will be triggered by the issuance of (i) the Shares or (ii) the shares to be issued pursuant to any Other Subscription Agreement that have not been or will not be validly waived on or prior to the Closing Date.

l.            Other than pursuant to the Other Subscription Agreements and the Transaction Agreement and the other agreements and arrangements referred to therein, Highland Transcend has not entered into any side letter or similar agreement or understandings (including written summaries of any oral understandings) with any investor in connection with such investor’s direct or indirect investment in Highland Transcend or with any other investor.  The Other Subscription Agreements reflect the same Per Share Price, and no Other Subscription Agreement includes terms and conditions (economic or otherwise) that are more advantageous to any such Other Investor than the Investor hereunder, other than terms particular to the regulatory requirements of such Other Investor or its affiliates or related funds that are mutual funds or are otherwise subject to regulations related to the timing of funding and the issuance of the Shares..  The Other Subscription Agreements have not been amended in any material respect following the date of this Subscription Agreement.

m.          Assuming the accuracy of Investor’s representations and warranties set forth in Section 7 of this Subscription Agreement, no registration under the Securities Act is required for the offer and sale of the Shares by Highland Transcend to Investor.

n.          Neither Highland Transcend nor any person acting on its behalf has offered or sold the Shares by any form of general solicitation or general advertising, including, but not limited to, the following:  (1) any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio; (2) any website posting or widely distributed email; or (3) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

o.          The issued and outstanding Class A Shares as of the date hereof are registered pursuant to Section 12(b) of the Exchange Act, and are listed for trading on the NYSE. As of the date hereof, there is no suit, action, proceeding or investigation pending or, to the knowledge of Highland Transcend, threatened against the Highland Transcend by the NYSE or the SEC, respectively, to prohibit or terminate the listing of the Class A Shares or, when issued, the Shares, or to deregister the Class A Shares or, when registered and issued in connection with the Domestication, the Shares, under the Exchange Act. Highland Transcend has taken no action that is designed to terminate the registration of the Class A Shares under the Exchange Act, other than in connection with the Domestication and subsequent registration under the Exchange Act of the Shares.

6.           [Reserved]

7.           Investor Representations and Warranties. The Investor represents and warrants to Highland Transcend that:

a.           The Investor (i) is an “accredited investor” (within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act), in each case, satisfying the applicable requirements set forth on Schedule A, (ii) an “Institutional Account” as defined in FINRA Rule 4512(c), (iii) a sophisticated institutional investor, experienced in investing in private equity transactions and capable of evaluating investment risks independently, both in general and with regard to all transactions and investment strategies involving a security or securities, including its participation in the Transaction, (iv) is acquiring the Shares only for its own account and not for the account of others, or if the Investor is subscribing for the Shares as a fiduciary or agent for one or more investor accounts, the Investor has full investment discretion with respect to each such account, and the full power and authority to make the acknowledgements, representations and agreements herein on behalf of each owner of each such account, and (v) is not acquiring the Shares with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act (and shall provide the requested information on Schedule A). The Investor is not an entity formed for the specific purpose of acquiring the Shares.

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b.          The Investor understands that the Shares are being offered in a transaction not involving any public offering within the meaning of the Securities Act and that the Shares have not been registered under the Securities Act. The Investor understands that the Shares may not be resold, transferred, pledged or otherwise disposed of by the Investor absent an effective registration statement under the Securities Act except (i) to Highland Transcend or a subsidiary thereof, (ii) to non-U.S. persons pursuant to offers and sales that occur outside the United States within the meaning of Regulation S under the Securities Act or (iii) pursuant to another applicable exemption from the registration requirements of the Securities Act, and in each of cases (i) and (iii) in accordance with any applicable securities laws of the states and other jurisdictions of the United States, and that any certificates or book entry positions representing the Shares shall contain a restrictive legend to such effect; as a result the Investor may not be able to readily resell the Shares and may be required to bear the financial risk of an investment in the Shares for an indefinite period of time. The Investor acknowledges that the Shares will not immediately be eligible for resale pursuant to Rule 144 under the Securities Act. The Investor understands that it has been advised to consult legal counsel prior to making any offer, resale, pledge or transfer of any of the Shares.

c.          The Investor understands and agrees that the Investor is purchasing the Shares from Highland Transcend. The Investor further acknowledges that there have been no representations, warranties, covenants and agreements made to the Investor by Highland Transcend or any of its officers or directors, expressly or by implication, other than, in the case of Highland Transcend, those representations, warranties, covenants and agreements included in the Subscription Agreement.

d.          The Investor acknowledges and agrees that the Investor has had access to the offering materials made available to it in connection with the Transaction, and has received such information as the Investor deems necessary in order to make an investment decision with respect to the Shares, including, with respect to Highland Transcend, the Transaction and the business of Highland Transcend. Without limiting the generality of the foregoing, the Investor acknowledges that it has had an opportunity to review the SEC Documents. The Investor represents and agrees that the Investor and the Investor’s professional advisor(s), if any, have had the full opportunity to ask such questions, receive such answers and obtain such information as the Investor and such Investor’s professional advisor(s), if any, have deemed necessary to make an investment decision with respect to the Shares. The Investor has conducted its own independent due diligence with respect to the Transaction.  Based on such information as such Investor has deemed appropriate and without reliance upon the Placement Agents, such Investor has independently made its own analysis and decision to enter into the Transaction.  Except for the representations, warranties and agreements of Highland Transcend expressly set forth in the Subscription Agreement, the Investor is relying on its own sources of information, investment analysis and due diligence (including professional advice it may deem appropriate) with respect to the Transaction, the Shares and the business, condition (financial and otherwise), management, operations, properties and prospects of Highland Transcend, including but not limited to all business, legal, regulatory, accounting, credit and tax matters.

e.           The Investor became aware of this offering of the Shares solely by means of direct contact between the Investor and Highland Transcend or a representative of Highland Transcend or by means of contact from Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, or BofA Securities, Inc. or any of their affiliates (the “Placement Agents”), and the Shares were offered to the Investor solely by direct contact between the Investor and Highland Transcend or a representative of Highland Transcend or by contact between the Investor and the Placement Agents. The Investor did not become aware of this offering of the Shares, nor were the Shares offered to the Investor, by any other means. The Investor acknowledges that the Shares were not offered to the Investor by any form of advertising or general solicitation and are not being offered to it in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws. Investor acknowledges that it is not relying upon, and has not relied upon, any statement, representation or warranty made by any person, firm or corporation (including, without limitation, Highland Transcend, the Placement Agents or their respective affiliates or any of their control persons, officers, directors, employees or representatives), other than the representations and warranties of Highland Transcend in making its investment or decision to invest in Highland Transcend and the Shares. The Investor further acknowledges that the Placement Agents have not made, do not make and shall not be deemed to make any express or implied representation or warranty with respect to Highland Transcend, this offering, or the Transaction.

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f.           The Investor acknowledges that it is aware that there are substantial risks incident to the purchase and ownership of the Shares, including those set forth in Highland Transcend’s filings with the SEC. The Investor has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares, and the Investor has sought such accounting, legal and tax advice as the Investor has considered necessary to make an informed investment decision.

g.          Alone, based on its own independent review or with such professional advice as it deems appropriate, the Investor has adequately analyzed and fully considered the risks of an investment in the Shares and determined that the investment in the Shares is consistent with its financial needs, objectives and condition and that the Investor is able at this time and in the foreseeable future to bear the economic risk of a total loss of the Investor’s investment in Highland Transcend. The Investor acknowledges specifically that a possibility of total loss exists.

h.          The Investor has not relied on any statements or other information provided by or on behalf of the Placement Agents or any of their affiliates or any of their control persons, offices, directors, employees or representatives concerning Highland Transcend, the Transaction, the Transaction Agreement, the Subscription Agreement, or the transactions contemplated hereby or thereby, the Shares or the offer and sale of the Shares.

i.           The Investor acknowledges that the Placement Agents: (i) have not provided the Investor with any information or advice with respect to the Shares, (ii) have not made or make any representation, express or implied as to Highland Transcend, the Company, the Company’s credit quality, the Shares or the Investor’s purchase of the Shares, and (ii) may have existing or future business relationships with Highland Transcend and the Company (including, but not limited to, lending, depository, risk management, advisory and banking relationships) and will pursue actions and take steps that it deems or they deem necessary or appropriate to protect its or their interests arising therefrom without regard to the consequences for a holder of Shares, and that certain of these actions may have material and adverse consequences for a holder of Shares.

j.           The Investor acknowledges that it has not relied on the Placement Agents in connection with its determination as to the legality of its acquisition of the Shares or as to the other matters referred to herein and the Investor has not relied on any investigation that the Placement Agents, any of their affiliates or any person acting on their behalf have conducted with respect to the Shares, Highland Transcend or the Company. The Investor further acknowledges that it has not relied on any information contained in any research reports prepared by the Placement Agents or any of their affiliates.

k.           The Investor understands and agrees that no federal or state agency has passed upon or endorsed the merits of the offering of the Shares or made any findings or determination as to the fairness of an investment in the Shares.

l.           The Investor has been duly formed or incorporated and is validly existing in good standing under the laws of its jurisdiction of incorporation or formation, with power and authority to enter into, deliver and perform its obligations under this Subscription Agreement, and this Subscription Agreement has been duly authorized, validly executed and delivered by Investor.

m.         The execution, delivery and performance by the Investor of this Subscription Agreement are within the powers of the Investor, have been duly authorized and will not constitute or result in a breach or default under or conflict with any order, ruling or regulation of any court or other tribunal or of any governmental commission or agency, or any agreement or other undertaking, to which the Investor is a party or by which the Investor is bound which would reasonably be expected to have a material adverse effect on the legal authority of the Investor to enter into and perform its obligations under this Subscription Agreement. The signature on this Subscription Agreement is genuine, and the signatory, if the Investor is an individual, has legal competence and capacity to execute the same or, if the Investor is not an individual the signatory has been duly authorized to execute the same, and this Subscription Agreement constitutes a legal, valid and binding obligation of the Investor, enforceable against the Investor in accordance with its terms except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, or (ii) principles of equity, whether considered at law or equity.

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n.           The execution, delivery and performance by Investor of this Subscription Agreement and the consummation of the transactions contemplated herein do not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of Investor or any of its subsidiaries, if applicable, pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which Investor or, if applicable, any of its subsidiaries is a party or by which Investor or, if applicable, any of its subsidiaries is bound or to which any of the property or assets of Investor or, if applicable, any of its subsidiaries is subject, which would be reasonably likely to materially affect the legal authority of Investor to comply in all material respects with Investor’s obligations under this Subscription Agreement, (ii) the organizational documents of Investor, or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over Investor or, if applicable, any of its subsidiaries or any of their respective properties that would be reasonably likely to materially affect the legal authority of Investor to comply in all material respects with Investor’s obligations under this Subscription Agreement.

o.           The Investor is not (i) a person or entity named on the List of Specially Designated Nationals and Blocked Persons administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) or in any Executive Order issued by the President of the United States and administered by OFAC (“OFAC List”), or a person or entity prohibited by any OFAC sanctions program, (ii) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515, or (iii) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank. The Investor agrees to provide law enforcement agencies, if requested thereby, such records as required by applicable law, provided that the Investor is permitted to do so under applicable law. If the Investor is a financial institution subject to the Bank Secrecy Act (31 U.S.C. Section 5311 et seq.) (the “BSA”), as amended by the USA PATRIOT Act of 2001 (the “PATRIOT Act”), and its implementing regulations (collectively, the “BSA/PATRIOT Act”), the Investor maintains policies and procedures reasonably designed to comply with applicable obligations under the BSA/PATRIOT Act. To the extent required, the Investor maintains policies and procedures reasonably designed for the screening of its investors against the OFAC sanctions programs, including the OFAC List. To the extent required by applicable law, the Investor maintains policies and procedures reasonably designed to ensure that the funds held by the Investor and used to purchase the Shares were legally derived.

p.           No disclosure or offering document has been provided to the Investor by the Placement Agents in connection with the offer and sale of the Shares.

q.          The Investor acknowledges that the Placement Agents and each of their directors, officers, employees, representatives, other controlling persons, legal counsel, financial advisors, accountants or agents (collectively, the “Representatives”) have made no independent investigation with respect to Highland Transcend or the Shares or the accuracy, completeness or adequacy of any information supplied to the Investor by Highland Transcend. Investor acknowledges and agrees that neither the Placement Agents nor any Representative of the Placement Agents has provided Investor with any information or advice with respect to the Shares nor is such information or advice necessary or desired.  Investor acknowledges that J.P. Morgan Securities LLC and BofA Securities, Inc. are jointly engaged by Highland Transcend and the Company to act as joint placement agents in connection with (i) this private placement of Shares by Highland Transcend and (ii) a separate offering of convertible notes by the Company in connection with the transaction. Goldman Sachs, LLC has been engaged by Highland Transcend.  Investor acknowledges that Goldman Sachs & Co., LLC is acting solely as the Highland Transcend’s placement agent in connection with the sale of the Shares. The Investor acknowledges that the Placements Agents are not acting as underwriters or in any other capacity and are not and shall not be construed as fiduciaries or financial advisors for the Investor, Highland Transcend or any other person or entity.

r.           In connection with the issue and purchase of the Shares, the Placement Agents have not acted as the Investor’s financial advisors or fiduciaries and the Investor has exercised independent judgment in evaluating its participation in the purchase of the Shares. The Placement Agent has not made or will make any representation or warranty, whether express or implied, of any kind or character and has not provided any advice or recommendation in connection with the Transaction, and the Placement Agents will not have any responsibility with respect to (i) any representations, warranties or agreements made by any person or entity under or in connection with the Transaction or any of the documents furnished pursuant thereto or in connection therewith, or the execution, legality, validity or enforceability (with respect to any person) or any thereof, or (ii) the business, affairs, financial condition, operations, properties or prospects of, or any other matter concerning Highland Transcend or the Transaction.

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s.            Investor acknowledges that it is aware that J.P. Morgan Securities LLC is acting as financial advisor to the Company in connection with the Transaction.

t.            [Reserved]

u.           The Investor at the Closing will have sufficient funds to pay the Subscription Amount and consummate the purchase and sale of the Shares when required pursuant to this Subscription Agreement.

v.           The Investor represents and warrants that its acquisition and holding of the Shares will not constitute or result in a non-exempt prohibited transaction under Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), or any applicable similar law.

w.           If the Investor is an employee benefit plan that is subject to Title I of ERISA, a plan, an individual retirement account or other arrangement that is subject to section 4975 of the Code or an employee benefit plan that is a governmental plan (as defined in section 3(32) of ERISA), a church plan (as defined in section 3(33) of ERISA), a non-U.S. plan (as described in section 4(b)(4) of ERISA) or other plan that is not subject to the foregoing but may be subject to provisions under any other federal, state, local, non-U.S. or other laws or regulations that are similar to such provisions of ERISA or the Code, or an entity whose underlying assets are considered to include “plan assets” of any such plan, account or arrangement (each, a “Plan”) subject to the fiduciary or prohibited transaction provisions of ERISA or section 4975 of the Code, Investor represents and warrants that neither Highland Transcend, nor any of its respective affiliates (the “Transaction Parties”) has acted as the Plan’s fiduciary, or has been relied on for advice, with respect to its decision to acquire and hold the Shares, and none of the Transaction Parties shall at any time be relied upon as the Plan’s fiduciary with respect to any decision to acquire, continue to hold or transfer the Shares.

x.           Except (i) as expressly disclosed in a Schedule 13D or Schedule 13G (or amendments thereto) filed by such Investor with the SEC with respect to the beneficial ownership of Highland Transcend’s equity securities prior to the date hereof and (ii) with respect to any affiliates of the Investor, the Investor is not currently (and at all times through Closing will refrain from being or becoming) a member of a “group” (within the meaning of Section (d)(3) or Section 14(d)(2) of the Exchange Act, or any successor provision), including any group acting for the purpose of acquiring, holding or disposing of equity securities of Highland Transcend (within the meaning of Rule 13d-5(b)(1) under the Exchange Act).

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8.           Registration Rights.          .

a.           In the event that the Shares are not registered for resale by the Investor in connection with the consummation of the Transaction, Highland Transcend agrees that, as soon as reasonably practicable (but in any case no later than thirty (30) calendar days after the consummation of the Transaction), it will file with the SEC (at its sole cost and expense) a registration statement registering such resale (the “Registration Statement”), and it shall use its commercially reasonable efforts to have the Registration Statement declared effective as soon as practicable after the filing thereof, but no later than the earlier of (i) the 60th calendar day (or 120th calendar day if the SEC notifies Highland Transcend that it will “review” the Registration Statement) following the Closing Date and (ii) the 10th business day after the date Highland Transcend is notified (orally or in writing, whichever is earlier) by the SEC that the Registration Statement will not be “reviewed” or will not be subject to further review. Highland Transcend agrees to cause such Registration Statement, or another shelf registration statement that includes the Shares to be sold pursuant to this Subscription Agreement, to remain effective until the earliest of (i) the third anniversary of the Closing, (ii) the date on which the Investor ceases to hold any Shares issued pursuant to this Subscription Agreement, or (iii) on the first date on which the Investor can sell all of its Shares issued pursuant to this Subscription Agreement (or shares received in exchange therefor) under Rule 144 of the Securities Act within 90 days without limitation as to the amount of such securities that may be sold and without the requirement for Highland Transcend to be in compliance with the current public information required under Rule 144(c)(i) (or Rule 144(i)(2), if applicable). The period of time during which Highland Transcend is required hereunder to keep a Registration Statement effective is referred to herein as the “Registration Period.”  Notwithstanding the foregoing, if the SEC prevents Highland Transcend from including any or all of the shares proposed to be registered under the Registration Statement due to limitations on the use of Rule 415 of the Securities Act for the resale of the Shares by the applicable stockholders or otherwise, such Registration Statement shall register for resale such number of Shares which is equal to the maximum number of Shares as is permitted by the SEC. In such event, the number of Shares to be registered for each selling stockholder named in the Registration Statement shall be reduced pro rata among all such selling stockholders, and as promptly as practicable after being permitted to register additional shares under Rule 415 of the Securities Act, Highland Transcend shall amend the Registration Statement or file a new registration statement to register such shares that were not registered in the Registration Statement and cause such amendment or new registration statement to become effective as promptly as practicable. The Investor agrees to disclose its ownership to Highland Transcend upon reasonable request to assist it in making the determination described above. Highland Transcend may amend the Registration Statement so as to convert the Registration Statement to a Registration Statement on Form S-3 at such time after Highland Transcend becomes eligible to use such Form S-3. Highland Transcend’s obligations to include the Shares issued pursuant to this Subscription Agreement (or shares issued in exchange therefor) for resale in the Registration Statement are contingent upon the Investor furnishing in writing to Highland Transcend such information regarding the Investor, the securities of Highland Transcend held by the Investor and the intended method of disposition of such Shares, which shall be limited to non-underwritten public offerings, as shall be reasonably requested by Highland Transcend to effect the registration of such Shares, and shall execute such documents in connection with such registration as Highland Transcend may reasonably request that are customary of a selling stockholder in similar situations provided that the Investor shall not in connection with the foregoing be required to execute any lock-up or similar agreement or otherwise be subject to any contractual restriction on its ability to transfer the Shares. With respect to the information to be provided by the undersigned pursuant to this Section 8(a), Highland Transcend shall request such information at least five (5) business days prior to the anticipated initial filing date of the Registration Statement. In no event shall the Investor be identified as a statutory underwriter in the Registration Statement unless requested by the SEC; provided that if the SEC requests that the Investor be identified as a statutory underwriter in the Registration Statement, the Investor will have an opportunity to withdraw from the Registration Statement.  If the Commission determines that any resale of the Subscribed Shares is deemed a primary offering, the Company will use its commercially reasonable efforts to dispute the Commission’s determination.  Notwithstanding the foregoing, if the Commission prevents the Company from including any or all of the shares proposed to be registered under the Registration Statement due to limitations on the use of Rule 415 under the Securities Act for the resale of the Subscribed Shares by the applicable stockholders or otherwise, such Registration Statement shall register for resale such number of Subscribed Shares which is equal to the maximum number of Subscribed Shares as is permitted to be registered by the Commission. In such event, the number of Subscribed Shares to be registered for each selling stockholder named in the Registration Statement shall be reduced pro rata among all such selling stockholders.  The undersigned agrees to disclose its beneficial ownership, as determined in accordance with Rule 13d-3 under the Exchange Act, of Subscribed Shares to the Company upon request to assist the Company in making the determination described above.  For purposes of this Section 8, “Shares” shall be deemed to include, as of any date of determination, the Shares acquired pursuant to this Subscription Agreement and any equity security issued or issuable with respect to such Shares by way of share split, dividend, distribution, recapitalization, merger, exchange, replacement or similar event, and “Investor” shall mean the Investor or any affiliate of Investor or other person to whom the rights under this Section 8 shall have been assigned.

b.           In the case of the registration effected by Highland Transcend pursuant to this Subscription Agreement, Highland Transcend shall, upon reasonable request, inform the Investor as to the status of such registration. At its expense and during the Registration Period, Highland Transcend shall:

(i)          except for such times as Highland Transcend is permitted hereunder to suspend the use of the prospectus forming part of a Registration Statement, use its commercially reasonable efforts to keep such registration, and any qualification, exemption or compliance under state securities laws which Highland Transcend determines to obtain, continuously effective with respect to the Investor, and to keep the applicable Registration Statement or any subsequent shelf registration statement free of any material misstatements or omissions;

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(ii)         advise the Investor within five (5) business days: (A) when a Registration Statement or any post-effective amendment thereto has become effective; (B) of the issuance by the SEC of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for such purpose; (C) of the receipt by Highland Transcend of any notification with respect to the suspension of the qualification of the Shares included in the Registration Statement for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and (D) subject to the provisions in this Subscription Agreement, of the occurrence of any event that requires the making of any changes in any Registration Statement or prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading;

Notwithstanding anything to the contrary set forth in this Section 8(b)(ii), Highland Transcend shall not, when so advising the Investor of such events, provide the Investor with any material, nonpublic information regarding Highland Transcend other than to the extent that providing notice to the Investor of the occurrence of the events listed in (A) through (D) above constitutes material, nonpublic information regarding Highland Transcend;

(iii)         use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement as soon as reasonably practicable;

(iv)       upon the occurrence of any event contemplated in Section 8(b)(ii)(D), except for such times as Highland Transcend is permitted hereunder to suspend, and has suspended, the use of a prospectus forming part of a Registration Statement, Highland Transcend shall use its commercially reasonable efforts to as soon as reasonably practicable prepare a post-effective amendment to such Registration Statement or a supplement to the related prospectus, or file any other required document so that, as thereafter delivered to purchasers of the Shares included therein, such prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

(v)          use its commercially reasonable efforts to cause all Shares to be listed on each securities exchange or market, if any, on which the Shares are then listed;

c.          The Investor agrees that Highland Transcend may suspend the use of any such Registration Statement (a “Suspension Event”) if it determines that in order for such Registration Statement not to contain a material misstatement or omission, an amendment thereto would be needed to include information that would at that time not otherwise be required in a current, quarterly, or annual report under the Exchange Act, provided that Highland Transcend shall not so suspend the use of the Registration Statement on more than three occasions, or for a period of more than sixty (60) consecutive calendar days or more than a total of ninety (90) calendar days, in each case in any twelve (12)-month period, and shall use commercially reasonable efforts to make such Registration Statement available for the sale by the Investor of such securities as soon as practicable thereafter. Upon receipt of any written notice from Highland Transcend of the happening of any Suspension Event during the period that the Registration Statement is effective or if as a result of a Suspension Event the Registration Statement or related prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made (in the case of the prospectus) not misleading, the Investor agrees that (i) it will promptly discontinue offers and sales of the Shares under the Registration Statement until such Investor receives copies of a supplemental or amended prospectus (which Highland Transcend agrees to promptly prepare) that corrects the misstatement(s) or omission(s) referred to above and receives notice that any post-effective amendment has become effective or unless otherwise notified by Highland Transcend that it may resume such offers and sales, and (ii) it will maintain the confidentiality of any information included in such written notice delivered by Highland Transcend unless otherwise required by law or subpoena.

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d.           Highland Transcend shall indemnify and hold harmless Investor (to the extent a seller under the Registration Statement), the officers, directors, agents, investment advisers and employees of Investor, each person who controls Investor (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees) and expenses (collectively, “Losses”) that arise out of or are based upon any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any prospectus included in the Registration Statement or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent that such untrue statements, alleged untrue statements, omissions or alleged omissions are based upon information regarding Investor furnished in writing to Highland Transcend by Investor expressly for use therein or that Investor has omitted a material fact from such information.

e.           Investor shall, severally and not jointly with any Other Investor or other selling stockholder named in the Registration Statement, indemnify and hold harmless Highland Transcend, its directors, officers, agents and employees, each person who controls Highland Transcend (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling persons, to the fullest extent permitted by applicable law, from and against all Losses arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any prospectus included in the Registration Statement, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus, or any form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading to the extent, but only to the extent, that such untrue statements, alleged untrue statements, omissions or alleged omissions are based upon information regarding Investor furnished in writing to Highland Transcend by Investor expressly for use therein. In no event shall the liability of Investor be greater in amount than the dollar amount of the net proceeds received by Investor upon the sale of the Shares giving rise to such indemnification obligation.

f.           Any person or entity entitled to indemnification herein shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any person’s or entity’s right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld, conditioned or delayed). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement) or which settlement includes a statement or admission of fault and culpability on the part of such indemnified party or which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

g.           The indemnification provided for under this Subscription Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person or entity of such indemnified party and shall survive the transfer of securities.

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h.          If the indemnification provided under this Section 8 from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities and expenses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities and expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations; provided, however, the liability of the Investor under this Section 8(h), when combined with any amounts owed under Section 8(e), shall be limited to the dollar amount of the net proceeds received by the Investor upon the sale of Shares giving rise to such contribution obligation. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by (or not made by, in the case of an omission), or relates to information supplied by (or not supplied by, in the case of an omission), such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth in this Section 8, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this Section 8(f) from any person or entity who was not guilty of such fraudulent misrepresentation.

9.           Additional Agreements.

a.           The Investor hereby agrees that, from the date of this Subscription Agreement, none of Investor, its controlled affiliates, or any person or entity acting on behalf of Investor or any of its controlled affiliates or pursuant to any understanding with Investor or any of its controlled affiliates will engage in any Short Sales with respect to securities of Highland Transcend prior to the Closing. For purposes of this Section 9, “Short Sales” shall include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, and all types of direct and indirect stock pledges (other than pledges in the ordinary course of business as part of prime brokerage arrangements), forward sale contracts, options, puts, calls, swaps and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker dealers or foreign regulated brokers. Notwithstanding the foregoing, (i) nothing herein shall prohibit other entities under common management with the Investor that have no knowledge of this Subscription Agreement or of the Investor’s participation in the Transaction (including the Investor’s controlled affiliates and/or affiliates) from entering into any Short Sales, (ii) in the case of an Investor that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Investor’s assets and the portfolio managers have no knowledge of the investment decisions made by the portfolio managers managing other portions of such Investor’s assets, this Section 9 shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Subscription Amount covered by this Subscription Agreement and (iii) nothing herein shall prohibit the Investor or any of its affiliates from entering into Short Sales in the ordinary course of business, consistent with managing its portfolio exposure or otherwise consistent with past practice.

b.           With a view to making available to the Investor the benefits of Rule 144, for so long as the Investor holds the Shares acquired pursuant to this Subscription Agreement, Highland Transcend agrees to use its commercially reasonable efforts to file all reports and other materials to be filed by the Exchange Act so long as Highland Transcend remains subject to such requirements and the filing of such reports and other materials is required for the applicable provisions of Rule 144 to enable Highland Transcend to sell the Shares under Rule 144. So long as the Investor holds the Shares acquired pursuant to this Subscription Agreement, Highland Transcend agrees to furnish to the Investor promptly upon request, (x) a written statement by Highland Transcend, if true, that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (y) a copy of the most recent annual or quarterly report of Highland Transcend and such other reports and documents so filed by Highland Transcend (it being understood that the availability of such report on the SEC’s EDGAR system shall satisfy this requirement) and (z) such other information as may be reasonably requested in writing to permit the Investor to sell such securities pursuant to Rule 144 without registration.

c.          Subject to receipt from the Investor by Highland Transcend and the Transfer Agent of customary representations and other documentation reasonably acceptable to Highland Transcend in connection therewith, the Investor may request that Highland Transcend remove any legend from the book entry position evidencing the Shares purchased hereunder and Highland Transcend will, if required by the Transfer Agent, use its commercially reasonable efforts to cause an opinion of Highland Transcend’s counsel be provided, in a form reasonably acceptable to the Transfer Agent to the effect that the removal of such restrictive legends in such circumstances may be effected under the Securities Act, if such Shares (1) have been sold or transferred pursuant to an effective registration statement, (2) have been sold pursuant to Rule 144, or (3) are eligible for resale under Rule 144(b)(1) or any successor provision without the requirement for Highland Transcend to be in compliance with the current public information requirement under Rule 144 and without volume or manner-of-sale restrictions applicable to the sale or transfer of such Shares, or another exemption from registration. If restrictive legends are no longer required for such Shares pursuant to the foregoing, Highland Transcend shall, in accordance with the provisions of this section and within four (4) trading days of any request therefor from the Investor accompanied by such customary and reasonably acceptable representations and other documentation referred to above establishing that restrictive legends are no longer required, deliver to the Transfer Agent irrevocable instructions to make a new, unlegended entry for such book entry Shares. Highland Transcend shall be responsible for the fees of its transfer agent, its legal counsel and all DTC fees associated with such issuance.

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d.           Highland Transcend shall, by 9:00 a.m., New York City time, on the first (1st) business day immediately following the date of this Subscription Agreement, issue one or more press releases or file with the SEC a Current Report on Form 8-K (collectively, the “Disclosure Document”) disclosing all material terms of the transactions contemplated hereby, by the Other Subscription Agreements and by, the Transaction Agreement and any other material, nonpublic information regarding the Transaction, Highland Transcend or the Company that Highland Transcend provided to the Investor prior to the date hereof.  Upon the issuance of the Disclosure Document, to Highland Transcend’s knowledge, the Investor shall not be in possession of any material, nonpublic information received from Highland Transcend or any of its officers, directors, or employees or agents, and the Investor shall no longer be subject to any confidentiality or similar obligations under any current agreement, whether written or oral with Highland Transcend, the Placement Agents, or any of their respective affiliates in connection with the Transaction.  Notwithstanding anything in this Subscription Agreement to the contrary, Highland Transcend (i) shall not publicly disclose the name of the Investor or any of its affiliates or advisers, or include the name of the Investor or any of its affiliates or advisers in any press release, investor presentations or marketing materials, without the prior written consent of the Investor and (ii) shall not publicly disclose the name of the Investor or any of its affiliates or advisers, or include the name of the Investor or any of its affiliates or advisers in any filing with the SEC or any regulatory agency or trading market, without the prior written consent of the Investor, except as required by the federal securities law, regulatory agency or under the regulations of NYSE, in which case Highland Transcend shall provide the Investor with prior written notice of such disclosure permitted hereunder.

10.         Termination. This Subscription Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof, upon the earlier to occur of (a) such date and time as the Transaction Agreement is terminated in accordance with its terms without being consummated, (b) upon the mutual written agreement of each of the parties hereto to terminate this Subscription Agreement, (c) if any of the conditions to Closing set forth in Section 2 of this Subscription Agreement are not satisfied or waived, or are not capable of being satisfied, on or prior to the Closing and, as a result thereof, the transactions contemplated by this Subscription Agreement will not be and are not consummated at the Closing or (d) by 5:00 PM on March 31, 2022 if the Closing has not occurred by such date (or, if extended pursuant to Section 12.01 of the Transaction Agreement, by such later date not to exceed 60 additional calendar days after March 31, 2022); provided that nothing herein will relieve any party from liability for any willful breach hereof prior to the time of termination, and each party will be entitled to any remedies at law or in equity to recover losses, liabilities or damages arising from any such breach. Highland Transcend shall notify the Investor of the termination of the Transaction Agreement promptly after the termination of the Transaction Agreement.

11.        Trust Account Waiver. The Investor acknowledges that Highland Transcend is a blank check company with the powers and privileges to effect a merger, asset acquisition, reorganization or similar business combination involving Highland Transcend and one or more businesses or assets. The Investor further acknowledges that, as described in Highland Transcend’s prospectus relating to its initial public offering dated December 2, 2020 (the “Prospectus”) available at www.sec.gov, substantially all of Highland Transcend’s assets consist of the cash proceeds of Highland Transcend’s initial public offering and private placement of its securities, and substantially all of those proceeds have been deposited in a trust account (the “Trust Account”) for the benefit of Highland Transcend, its public shareholders and the underwriter of Highland Transcend’s initial public offering. Except with respect to interest earned on the funds held in the Trust Account that may be released to Highland Transcend to pay its tax obligations, if any, the cash in the Trust Account may be disbursed only for the purposes set forth in the Prospectus. For and in consideration of Highland Transcend entering into this Subscription Agreement, the receipt and sufficiency of which are hereby acknowledged, the Investor hereby irrevocably waives any and all right, title and interest, or any claim of any kind it has or may have in the future, in or to any monies held in the Trust Account, and agrees not to seek recourse against the Trust Account as a result of, or arising out of, this Subscription Agreement provided, however, that nothing in this Section 11 shall (a) serve to limit or prohibit the Investor’s right to pursue a claim against Highland Transcend for legal relief against assets held outside the Trust Account (so long as such claim would not affect Highland Transcend’s ability to fulfill its obligation to effectuate any redemption right with respect to any securities of Highland Transcend), for specific performance or other equitable relief, (b) serve to limit or prohibit any claims that the Investor may have in the future against Highland Transcend’s assets or funds that are not held in the Trust Account (including any funds that have been released from the Trust Account and any assets that have been purchased or acquired with any such funds) so long as such claim would not affect Highland Transcend’s ability to fulfill its obligation to effectuate any redemption right with respect to any securities of Highland Transcend or (c) be deemed to limit the Investor’s right to distributions from the Trust Account in accordance with Highland Transcend’s amended and restated memorandum and articles of association as in effect prior to the Domestication in respect of Class A Shares acquired by any means other than pursuant to this Subscription Agreement.

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12.         Miscellaneous.

a.           Neither this Subscription Agreement nor any rights that may accrue to the Investor hereunder (other than the Shares acquired hereunder, and the rights set forth in Section 8) may be transferred or assigned. Neither this Subscription Agreement nor any rights that may accrue to Highland Transcend hereunder may be transferred or assigned (provided, that, for the avoidance of doubt, Highland Transcend may transfer the Subscription Agreement and its rights hereunder solely in connection with the consummation of the Transaction and exclusively to another entity under the control of, or under common control with, Highland Transcend).  Notwithstanding the foregoing, the Investor may assign its rights and obligations under this Subscription Agreement to one or more of its affiliates or to other investment funds or accounts managed or advised by the investment manager who acts on behalf of the Investor, or, with Highland Transcend’s prior written consent, to another person, provided that (i) such assignee(s) agrees in writing to be bound by the terms hereof, and upon such assignment by the Investor, the assignee(s) shall have the rights and obligations of an Investor hereunder and be deemed to make the representations and warranties of the Investor provided for herein to the extent of such assignment and (ii) no such assignment shall relieve the Investor of its obligations hereunder if any such assignee fails to perform such obligations unless expressly agreed to in writing by Highland Transcend.

b.          Highland Transcend may request from the Investor such additional information as they may deem necessary to register the resale of the Shares and evaluate the eligibility of the Investor to acquire the Shares, and the Investor shall promptly provide such information as may reasonably be requested, provided, that Highland Transcend agrees to keep any such information confidential.  The Investor acknowledges that subject to the conditions set forth in Section 9(d), Highland Transcend may file a copy of this Subscription Agreement with the SEC as an exhibit to a periodic report or other required filing with the SEC of Highland Transcend.

c.          The Investor acknowledges that (i) Highland Transcend will rely on the acknowledgments, understandings, agreements, representations and warranties of the Investor contained in this Subscription Agreement and (ii) the Placement Agents will rely on the acknowledgments, understandings, agreements, representations and warranties of the Investor contained in Section 7 and Section 13 this Subscription Agreement. Highland Transcend acknowledges that the Investor, the Placement Agents and others will rely on the acknowledgments, understandings, agreements, representations and warranties contained in this Subscription Agreement. Prior to the Closing, the Investor agrees to promptly notify Highland Transcend and the Placement Agents if any of the acknowledgments, understandings, agreements, representations and warranties set forth in Section 7 above are no longer accurate in any material respect (other than those acknowledgments, understandings, agreements, representations and warranties qualified by materiality, in which case the Investor shall notify Highland Transcend and the Placement Agents if they are no longer accurate in all respects). The Investor further acknowledges and agrees that the Placement Agents are third-party beneficiaries of the representations and warranties of the Investor contained in Section 7 and Section 13 of this Subscription Agreement.

d.           Highland Transcend, the Investor and the Placement Agents each is irrevocably authorized to produce this Subscription Agreement or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

e.           All of the agreements, representations and warranties made by each party hereto in this Subscription Agreement shall survive the Closing.

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f.           This Subscription Agreement may not be modified, waived or terminated (other than pursuant to the terms of Section 10 above) except by an instrument in writing, signed by each of the parties hereto. No failure or delay of either party in exercising any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such right or power, or any course of conduct, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have hereunder. Notwithstanding anything to the contrary herein, Section 7, Section 12(c), Section 12(d), this Section 12(f) and Section 13 may not be modified, waived or terminated in a manner that is material and adverse to the Placement Agents without the written consent of the Placement Agents.

g.          This Subscription Agreement (including the schedule hereto) constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof. Except as set forth in Section 8, Section 12(c), Section 12(d), Section 12(f) and Section 13 with respect to the persons referenced therein, this Subscription Agreement shall not confer any rights or remedies upon any person other than the parties hereto, and their respective successor and assigns.

h.        Except as otherwise provided herein, this Subscription Agreement shall be binding upon, and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives, and permitted assigns, and the agreements, representations, warranties, covenants and acknowledgments contained herein shall be deemed to be made by, and be binding upon, such heirs, executors, administrators, successors, legal representatives and permitted assigns.

i.           If any provision of this Subscription Agreement shall be adjudicated by a court of competent jurisdiction to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Subscription Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect.

j.          This Subscription Agreement may be executed and delivered in one or more counterparts (including by facsimile or electronic mail or in .pdf) and by different parties in separate counterparts, with the same effect as if all parties hereto had signed the same document. All counterparts so executed and delivered shall be construed together and shall constitute one and the same agreement.

k.          The parties hereto agree that irreparable damage may occur in the event that any of the provisions of this Subscription Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Subscription Agreement, without posting a bond or undertaking and without proof of damages, to enforce specifically the terms and provisions of this Subscription Agreement, this being in addition to any other remedy to which such party is entitled at law, in equity, in contract, in tort or otherwise.

l.           Any notice or communication required or permitted hereunder shall be in writing and either delivered personally, emailed or sent by overnight mail via a reputable overnight carrier, or sent by certified or registered mail, postage prepaid, and shall be deemed to be given and received (i) when so delivered personally, (ii) when sent, with no mail undeliverable or other rejection notice, if sent by email, or (iii) three business days after the date of mailing to the address below or to such other address or addresses as such person may hereafter designate by notice given hereunder:

(i)          if to Investor, to such address(es) or email address(es) set forth herein;

(ii)         if to Highland Transcend, to:

Highland Transcend Partners I Corp.
777 Arthur Godfrey Road, #202
Miami Beach, FL 33140
Attention:           Ian Friedman
E-mail:                ian@highlandtranscend.com

with a required copy to (which copy shall not constitute notice):

Davis Polk & Wardwell LLP
450 Lexington Ave
New York, NY 10017
Attention:              Derek Dostal
 Michael Davis
 Lee Hochbaum
Email:      derek.dostal@davispolk.com
 michael.davis@davispolk.com
 lee.hochbaum@davispolk.com

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m.          Each party shall pay all of its own expenses in connection with this Subscription Agreement and the transactions contemplated herein.

n.          THE PARTIES HERETO IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND THE SUPREME COURT OF THE STATE OF NEW YORK SOLELY IN RESPECT OF THE INTERPRETATION AND ENFORCEMENT OF THE PROVISIONS OF THIS SUBSCRIPTION AGREEMENT AND THE DOCUMENTS REFERRED TO IN THIS SUBSCRIPTION AGREEMENT AND IN RESPECT OF THE TRANSACTIONS CONTEMPLATED HEREBY, AND HEREBY WAIVE, AND AGREE NOT TO ASSERT, AS A DEFENSE IN ANY ACTION, SUIT OR PROCEEDING FOR INTERPRETATION OR ENFORCEMENT HEREOF OR ANY SUCH DOCUMENT THAT IS NOT SUBJECT THERETO OR THAT SUCH ACTION, SUIT OR PROCEEDING MAY NOT BE BROUGHT OR IS NOT MAINTAINABLE IN SAID COURTS OR THAT VENUE THEREOF MAY NOT BE APPROPRIATE OR THAT THIS SUBSCRIPTION AGREEMENT OR ANY SUCH DOCUMENT MAY NOT BE ENFORCED IN OR BY SUCH COURTS, AND THE PARTIES HERETO IRREVOCABLY AGREE THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION, SUIT OR PROCEEDING SHALL BE HEARD AND DETERMINED BY SUCH A NEW YORK STATE OR FEDERAL COURT. THE PARTIES HEREBY CONSENT TO AND GRANT ANY SUCH COURT JURISDICTION OVER THE PERSON OF SUCH PARTIES AND OVER THE SUBJECT MATTER OF SUCH DISPUTE AND AGREE THAT MAILING OF PROCESS OR OTHER PAPERS IN CONNECTION WITH SUCH ACTION, SUIT OR PROCEEDING IN THE MANNER PROVIDED IN SECTION 12(l) OF THIS SUBSCRIPTION AGREEMENT OR IN SUCH OTHER MANNER AS MAY BE PERMITTED BY LAW SHALL BE VALID AND SUFFICIENT SERVICE THEREOF.

EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS SUBSCRIPTION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS SUBSCRIPTION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS SUBSCRIPTION AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (II) SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THE FOREGOING WAIVER; (III) SUCH PARTY MAKES THE FOREGOING WAIVER VOLUNTARILY AND (IV) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS SUBSCRIPTION AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 12(n).

o.          If the Investor is a Massachusetts Business Trust, a copy of the Declaration of Trust of the Investor or any affiliate thereof is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that the Subscription Agreement is executed on behalf of the trustees of the Investor or any affiliate thereof as trustees and not individually and that the obligations of the Subscription Agreement are not binding on any of the trustees, officers or stockholders of the Investor or any affiliate thereof individually but are binding only upon the Investor or any affiliate thereof and its assets and property.

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13.        Non-Reliance and Exculpation. The Investor acknowledges that it is not relying upon, and has not relied upon, any statement, representation or warranty made by any person, firm or corporation (including, without limitation, the Placement Agents, any of their affiliates or any of its or their Representatives), other than the statements, representations and warranties of Highland Transcend expressly contained in Section 5 of this Subscription Agreement in making its investment or decision to invest in Highland Transcend. The Investor agrees that none of (i) any Other Investor (including its controlling persons, officers, directors, partners, agents, or employees) or (ii) the Placement Agents, their affiliates or any of its or their control persons, officers, directors or employees shall be liable to the Investor, pursuant to this Subscription Agreement related to the private placement of the Shares for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the purchase of the Shares or have any liability or obligation (including without limitation, for or with respect to any losses, claims, damages, obligations, penalties, judgments, awards, liabilities, costs, expenses or disbursements incurred by you, Highland Transcend or any other person or entity), whether in contract, tort or otherwise, to any Investor, or to any person claiming through such Investor, in respect of the Transaction.

14.         Separation Obligations. The obligations of the Investor under this Subscription Agreement are several and not joint with the obligations of any Other Investor, and the Investor shall not be responsible in any way for the performance of the obligations of any Other Investor.  The decision of the Investor to purchase the Shares pursuant to this Subscription Agreement has been made by the Investor independently of any Other Investor and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of Highland Transcend or any of its subsidiaries which may have been made or given by any Other Investor or by any agent or employee of any Other Investor, and neither the Investor nor any of its agents or employees shall have any liability to any Other Investor (or any other person) relating to or arising from any such information, materials, statements or opinions.  Nothing contained herein or in any Other Subscription Agreement, and no action taken by the Investor pursuant hereto or thereto, shall be deemed to constitute the Investor and Other Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investor and Other Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Subscription Agreement and the Other Subscription Agreements.  The Investor acknowledges that no Other Investor has acted as agent for the Investor in connection with making its investment hereunder and no Other Investor will be acting as agent of the Investor in connection with monitoring its investment in the Shares or enforcing its rights under this Subscription Agreement.  The Investor shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Subscription Agreement, and it shall not be necessary for any Other Investor to be joined as an additional party in any proceeding for such purpose.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the Investor has executed or caused this Subscription Agreement to be executed by its duly authorized representative as of the date set forth below.

Name of Investor:	State/Country of Formation or Domicile:

By:
Name:
Title:

Name in which Shares are to be registered (if different):	Date: ________, 2021

Investor’s EIN (if applicable):

Business Address-Street:	Mailing Address-Street (if different):

City, State, Zip:	City, State, Zip:

Attn:	Attn:

Telephone No.:
Facsimile No.:
Email:
Number of Shares subscribed for:

Aggregate Subscription Amount: $	Price Per Share: $10.00

You must pay the Subscription Amount by wire transfer of United States dollars in immediately available funds to the account specified by Highland Transcend in the Closing Notice.

IN WITNESS WHEREOF, Highland Transcend Partners I Corp. has accepted this Subscription Agreement as of the date set forth below.

HIGHLAND TRANSCEND PARTNERS I CORP.

By:
Name:
Title:

Date:	, 2021

SCHEDULE A

ELIGIBILITY REPRESENTATIONS OF THE INVESTOR

INSTITUTIONAL ACCREDITED INVESTOR STATUS
(Please check the applicable subparagraphs):

☐  We are an “accredited investor” (within the meaning of Rule 501(a) under the Securities Act or an entity in which all of the equity holders are accredited investors within the meaning of Rule 501(a) under the Securities Act), and have marked and initialed the appropriate box on the following page indicating the provision under which we qualify as an “accredited investor.”

☐  We are not a natural person.

Under Rule 501(a), in relevant part, states that an “accredited investor” shall mean any person who comes within any of the below listed categories, or who the issuer reasonably believes comes within any of the below listed categories, at the time of the sale of the securities to that person. The Investor has indicated, by marking and initialing the appropriate box below, the provision(s) below which apply to the Investor and under which the Investor accordingly qualifies as an “accredited investor.”

☐  Any bank, registered broker or dealer, SEC- or state-registered investment adviser, exempt reporting adviser, insurance company, registered investment company, business development company, small business investment company, or rural business investment company;

☐  Any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

☐  Any employee benefit plan, within the meaning of the Employee Retirement Income Security Act of 1974, if a bank, insurance company, or registered investment adviser makes the investment decisions, or if the plan has total assets in excess of $5,000,000;

☐  Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, similar business trust, partnership or limited liability company not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000; or

☐  Any trust with assets in excess of $5,000,000, not formed to acquire the securities offered, whose purchase is directed by a sophisticated person;

This page should be completed by the Investor
and constitutes a part of the Subscription Agreement.